UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

SHARPLINK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41962	87-4752260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Biscayne Boulevard, Floor 20, Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 293-0619

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 per share	SBET	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 10, 2026, Sharplink, Inc., a Delaware corporation (the “Company”) convened its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast. Only stockholders of record at the close of business on March 6, 2026, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 197,161,623 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. Based on the certified final voting results received from the Inspector of Election, present at the meeting or by proxy were holders of 109,754,580 shares of the Company’s common stock, which represented approximately 55.66% of the voting power of all shares of common stock as of the record date and constituted a quorum for the transaction of business at the Annual Meeting.

The stockholders of the Company voted on the following three proposals at the Annual Meeting:

1.	To elect Joseph Lubin, Joseph Chalom, Leslie Bernhard, Obie McKenzie, and Robert Gutkowski to serve as directors until the next annual meeting of stockholders or until their successors have been duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.

The final results of each proposal as certified by the Inspector of Election were as follows:

Proposal No. 1 – Election of Directors.

	For	Withhold	Broker Non-Votes
Joseph Lubin	27,555,654	29,114,885	53,084,041
Joseph Chalom	56,400,657	269,882	53,084,041
Leslie Bernhard	56,348,575	321,964	53,084,041
Obie McKenzie	56,361,070	309,469	53,084,041
Robert Gutkowski	53,634,589	3,035,950	53,084,041

Based on the votes set forth above, each director nominee was duly elected as a director until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes
109,218,612	232,387	303,581	-

Based on the votes set forth above, the stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal No. 3 – Compensation of Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
32,233,510	15,431,178	9,005,851	53,084,041

Based on the votes set forth above, the stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2026	SHARPLINK, INC.

/s/ Joseph Chalom
Joseph Chalom
Chief Executive Officer